February 27, 2024 Fourth Quarter 2023 Conference Call EXHIBIT 99.2

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and the earn-out payable in connection therewith and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; future economic conditions or performance; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • Executive Summary (pg. 5) • Operational Highlights (pg. 12) • Key Financial Metrics (pg. 22) • 2024 Outlook (pg. 27) • Non-GAAP Reconciliations (pg. 35) • Questions and Answers PRESENTATION OUTLINE Agenda

5 Executive Summary

EXECUTIVE SUMMARY

Summary of Results

($ in millions, except per share amounts, unaudited)	Three Months Ended			Year Ended	
	12/31/23	12/31/22	9/30/23	12/31/23	12/31/22
Revenues	$ 335	$ 288	$ 396	$ 1,290	$ 873
Gross profit	$ 49	$ 31	$ 81	$ 200	$ 51
	15%	*11%*	*20%*	*16%*	*6%*
Net income (loss)	$ (28)	$ 3	$ 16	$ (11)	$ (88)
Basic earnings (loss) per share	$ (0.19)	$ 0.02	$ 0.10	$ (0.07)	$ (0.58)
Diluted earnings (loss) per share	$ (0.19)	$ 0.02	$ 0.10	$ (0.07)	$ (0.58)
Adjusted EBITDA[1]					
Business segments	$ 85	$ 65	$ 116	$ 335	$ 169
Corporate, eliminations and other	(15)	(16)	(20)	(62)	(48)
Adjusted EBITDA[1]	$ 71	$ 49	$ 96	$ 273	$ 121
Cash and cash equivalents[2]	$ 332	$ 187	$ 168	$ 332	$ 187
Net Debt[1,3]	$ 30	$ 75	$ 59	$ 30	$ 75
Cash flows from operating activities	$ 95	$ 50	$ 32	$ 152	$ 51
Free Cash Flow[1]	$ 92	$ 21	$ 23	$ 134	$ 18

1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

2 Excludes restricted cash of $3 million as of 12/31/22

3 Net Debt is calculated using U.S. GAAP carrying values for long-term debt. Helix has issued a redemption notice for the remaining 2026 Convertible Senior Notes, and investors may elect to convert their notes. Helix will settle all redemptions and conversions in cash at amounts that we expect will exceed the notes' current carrying values.

6

Amounts may not add due to rounding

7 7 Financial Results • Net loss of $28 million, $(0.19) per diluted share • Net loss includes pre-tax losses of $37 million related to the repurchase of $160 million of our Convertible Senior Notes due 2026 (2026 Notes) and $11 million related to the change in the value of the Alliance earnout • Adjusted EBITDA1 of $71 million • Operating cash flows of $95 million • Free Cash Flow1 of $92 million • Issued $300 million of 9.75% Senior Notes due 2029 (2029 Notes) and repurchased $160 million principal amount of 2026 Notes Operations • High utilization in Well Intervention segment across all regions • Good winter season utilization in the North Sea (Well Intervention and Robotics) and Gulf of Mexico Shelf (Shallow Water Abandonment) • Continued progress on Gulf of Mexico shallow water full-field decommissioning campaign EXECUTIVE SUMMARY Fourth Quarter 2023 Highlights 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

8 8 Financial Results • Net loss of $11 million, $(0.07) per diluted share • Net loss includes pre-tax losses of $37 million related to the repurchase of $160 million of our 2026 Notes and $42 million related to the change in the value of the Alliance earnout • Adjusted EBITDA1 of $273 million • Operating cash flows of $152 million • Free Cash Flow1 of $134 million • Capital additions2 during 2023 of $90 million included: • $59 million of regulatory certification costs • $31 million of capital expenditures, including acquisition of five plug and abandonment (P&A) systems Operations • Strong recovery despite extended docking on Q4000 and legacy contracts in 2023 • Completed scheduled regulatory inspections on five well intervention vessels • Solid performance by Shallow Water Abandonment, including commencement of 39-well full-field decommissioning contract • High winter-season utilization in North Sea Well Intervention • Ongoing strong renewables and trenching operations, with expansion of trenching into Asia Pacific and U.S. east coast • Transition of the Q7000 to Asia Pacific and commencement of decommissioning campaign EXECUTIVE SUMMARY Full Year 2023 Highlights 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Capital additions represents total accrued capital additions; total cash capital spending was approximately $82 million during 2023

9 9 Well Intervention • Well Intervention vessel fleet utilization 95% • 97% in the GOM • 89% in the North Sea and Asia Pacific • 99% in Brazil • 15K IRS 32% utilization during quarter; 10K IRS working on contract offshore Australia; ROAM mobilizing for Australia project on Q7000 Robotics • Robotics chartered vessels utilization 97% • 463 total vessel days (92 spot vessel days) • 271 vessel trenching days • ROV and trencher utilization 68% Shallow Water Abandonment • 76% liftboat, offshore supply vessel (OSV) and crewboat combined utilization • 46% diving support vessel (DSV) utilization • 76% utilization on the Epic Hedron heavy lift barge • 1,386 days, or 58%, combined utilization on 20 P&A systems and six coiled tubing (CT) systems Production Facilities • Helix Producer I operated at full rates • Lower oil and gas production due to Thunder Hawk wells being shut in throughout Q4 EXECUTIVE SUMMARY Fourth Quarter 2023 Segments

10 10 2029 Senior Notes • Issued $300 million of 9.75% Senior Notes due 2029 • Issuance Ratings: B1 (Moody’s) / BB- (Fitch) / BB- (S&P) 2026 Convertible Senior Note Repurchases • Repurchased $160 million principal amount of our 2026 Notes in December 2023 • Paid $231 million in cash and issued 1.5 million Helix shares to investors • Proportionate unwind of capped calls, received proceeds of $16 million • Removed 22.9 million shares underlying the repurchased 2026 Notes • Inducement loss of $37 million recognized related to repurchase and capped call settlement • In January 2024, Helix issued a redemption notice for the remaining $40 million principal amount of the 2026 Notes to be settled March 2024 Refinancing • 2029 Notes offer traditional debt-only structure • Extends long-term debt maturity to 2029 • Eliminates dilution / conversion cost risk associated with 28.7 million shares underlying the 2026 Notes EXECUTIVE SUMMARY Debt Refinancing

11 11 As of December 31, 2023 • Cash and cash equivalents of $332 million • Liquidity1 of $431 million • Long-term debt2 of $362 million • Net Debt3,4 of $30 million EXECUTIVE SUMMARY Balance Sheet 1 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL facility 2 Net of unamortized discounts and deferred issuance costs 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 4 Net Debt is calculated using U.S. GAAP carrying values for long-term debt. Helix has issued a redemption notice for the remaining 2026 Notes, and investors may elect to convert their notes. Helix will settle all redemptions and conversion in cash at amounts that we expect will exceed the 2026 Notes’ current carrying values.

12 Operational Highlights

13 13 OPERATIONAL HIGHLIGHTS Segment Results ($ in millions, unaudited) Three Months Ended Year Ended 12/31/23 12/31/22 9/30/23 12/31/23 12/31/22 Revenues Well Intervention 211 $ 168 $ 225 $ 733 $ 524 $ Robotics 63 49 76 258 192 Shallow Water Abandonment1 57 62 87 275 125 Production Facilities 19 28 24 88 82 Intercompany eliminations (20) (14) (17) (64) (50) Total 335 $ 288 $ 396 $ 1,290 $ 873 $ Gross profit (loss) % Well Intervention 25 $ 12% $ 6 3% $ 20 9% $ 47 6% $ (40) (8)% Robotics 11 18% 9 18% 23 30% 61 24% 38 20% Shallow Water Abandonment1 14 22% 7 11% 29 33% 71 26% 24 19% Production Facilities - 11 38% 9 38% 23 27% 31 37% Eliminations and other - - - (2) (1) Total 49 $ 15% $ 31 11% $ 81 20% $ 200 16% $ 51 6% Utilization Well Intervention vessels 95% 97% 92% 88% 80% Robotics vessels 97% 96% 97% 96% 95% Robotics assets (ROVs and trenchers) 68% 58% 67% 62% 53% Shallow Water Abandonment vessels1 72% 67% 89% 74% 73% Shallow Water Abandonment systems1 58% 65% 74% 70% 62% 1 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022, the date of acquisition Amounts may not add due to rounding

14 14 • Q5000 – 96% utilized in Q4; continued multi-well production enhancement and abandonment campaign including a well utilizing our 15K IRS with one client; performed a single-well production enhancement project for Shell; finished the year completing an abandonment project with another customer • Q4000 – 98% utilized in Q4; continued multi-well production enhancement campaign for one customer; performed a production enhancement project for another customer; commenced well workover at year-end on our Thunder Hawk field • 15K IRS – 32% utilized; performed a one-well production enhancement project on the Q5000 • 10K IRS – one system 100% utilized for a contract offshore Australia OPERATIONAL HIGHLIGHTS Well Intervention - Gulf of Mexico

15 15 • Well Enhancer – 100% utilized in Q4; worked for two customers performing production enhancement operations on three wells followed by decommissioning operations on two wells • Seawell – 100% utilized in Q4; worked for two customers performing decommissioning operations on two wells utilizing divers; subsequently transited to western Mediterranean and commenced decommissioning and diving campaign completing two wells before year end; 100% utilization includes 22 days paid transit and mobilization with related fees and costs deferred • Q7000 – 68% utilized in Q4; following decommissioning operations in the Tui field offshore New Zealand, subsequently transited to Australia; utilization includes 39 days paid transit and mobilization with related fees and costs deferred OPERATIONAL HIGHLIGHTS Well Intervention - North Sea & Asia Pacific

16 16 • Siem Helix 1 – 100% utilized in Q4; performed decommissioning scopes on six wells and one production enhancement scope in the Campos Basin for Trident Energy • Siem Helix 2 – 98% utilized in Q4; performed decommissioning scopes on three wells and one work-over scope in the Campos Basin for Petrobras OPERATIONAL HIGHLIGHTS Well Intervention - Brazil

17 17 OPERATIONAL HIGHLIGHTS Well Intervention Utilization 88% 58% 74% 89% 86% 80% 88% 97% 79% 53% 82% 97% 38% 63% 71% 38% 42% 44% 79% 99% 68% 97% 95% 89% 100% 100% 72% 52% 87% 88% 99% 92% 97% 97% 97% 99% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Gulf of Mexico¹ North Sea & West Africa / Asia Pacific² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea & West Africa / Asia Pacific includes the Seawell, Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

18 18 • Grand Canyon II (Asia Pacific) – 100% utilized in Q4; completed long-term decommissioning project offshore Thailand and finished year on ROV support project offshore Malaysia • Grand Canyon III (North Sea) – 95% utilized in Q4; completed one oil and gas trenching project for one customer; commenced a lump-sum renewables trenching project for another customer • Shelia Bordelon (GOM) – 92% utilized in Q4 performing ROV survey support for an oil and gas customer, ROV seismic node installation services for another customer and ROV survey support for a renewables customer on U.S. East Coast • Horizon Enabler (North Sea) – 100% utilized performing oil and gas trenching projects for two customers and renewables trenching project for another customer • Glomar Wave (North Sea) – 15 days operational in Q4 performing ROV support project for renewables customer on chartered vessel with flexible charter terms • Spot Vessel – 92 days of utilization during Q4 on the Siem Topaz on renewables trenching project offshore Taiwan • Trenching – 271 integrated vessel trenching days on oil and gas and renewables projects on the Grand Canyon III, Horizon Enabler and Siem Topaz OPERATIONAL HIGHLIGHTS Robotics

19 19 OPERATIONAL HIGHLIGHTS Robotics Utilization 165 236 358 419 323 370 376 332 295 435 506 463 72 84 90 90 66 81 176 160 156 252 276 271 24% 36% 43% 38% 35% 53% 66% 58% 56% 58% 67% 68% - 100 200 300 400 500 0% 10% 20% 30% 40% 50% 60% 70% Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Vessel Days Trenching Days¹ ROV utilization (%)² 1 Trenching days represent integrated vessel trenching activities on Helix-chartered vessels except for stand-alone trenching operations on third-party vessels of 90 days and 58 days during Q1 2023 and Q2 2023, respectively 2 ROV utilization included 42, 40 and 39 work class ROVs during 2021, 2022 and 2023, respectively, and four trenchers during 2021; IROV boulder grab placed into service end of Q3 2022 and two trenchers placed into service late Q4 2022 Utilization Days

20 20 Q4 activities included ongoing call-off contracts as well as continued execution of our 39-well decommissioning project in the U.S. Gulf of Mexico Shelf Offshore • Liftboats – nine liftboats with combined utilization of 80% in Q4 performing make safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations • OSVs – six OSVs and one crew boat with combined utilization of 71% in Q4 Energy Services • P&A Systems – 1,188 days of utilization, or 65%, on 20 P&A systems in Q4 • CT Systems – 198 days of utilization, or 36%, on six CT systems in Q4 Diving & Heavy Lift • Epic Hedron – heavy lift barge utilization of 76% in Q4 • DSVs – three DSVs with combined utilization of 46% in Q4 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment

21 21 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment Utilization 1 Systems utilization includes six CT systems from Q3 2022 through Q3 2023 and 14 P&A systems during Q3 2022, 15 P&A systems from Q4 2022 to August 2023 and 20 P&A systems beginning September 2023 2 Liftboat utilization includes ten liftboats during Q3-Q4 2022 and nine liftboats during Q1-Q4 2023

22 Key Financial Metrics

23 23 Total funded debt1 of $373 million at 12/31/23 • $300 million Senior Notes due 2029 – 9.75%2 • $40 million Convertible Senior Notes due 2026 – 6.75%2,3 • $33 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile 1 Excludes $11 million of remaining unamortized debt discount and issuance costs 2 During Q4 2023, $300 million of 2029 Notes were issued and a portion of the proceeds was used to repurchase approximately $160 million principal amount of the 2026 Notes 3 The 2026 Notes are presented as current as we have issued a notice to redeem in March 2024 $300 $40 $0 $9 $9 $10 $5 0 50 100 150 200 250 300 2024 2025 2026 2027 2028 2029 Principal Payment Schedule at 12/31/23 ($ in millions) 2029 Senior Notes 2026 Convertible Notes³ MARAD

24 24 $267 $279 $208 $291 $254 $187 $332 $(496) $(440) $(406) $(350) $(305) $(264) $(362) $348 $426 $380 $452 $305 $285 $431 $(229) $(161) $(143) $(58) $22 $(75) $(30) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net Debt⁴ KEY FINANCIAL METRICS Debt & Liquidity Profile ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 of $54 million, December 31, 2021 of $74 million and December 31, 2022 of $3 million 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, discounts on our Convertible Senior Notes (approx. $46 million) were eliminated and our Convertible Senior Notes are subsequently net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash; Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 4 Long-term debt and Net Debt are calculated using U.S. GAAP carrying values. Helix has issued a redemption notice for the remaining 2026 Notes, and investors may elect to convert their notes. Helix will settle all redemptions and conversion in cash at amounts that we expect will exceed the 2026 Notes’ current carrying values. 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23

25 25 KEY FINANCIAL METRICS Five-Year Trend1 ($ in millions) Revenue Free Cash Flow2 $752 $734 $675 $873 $1,290 $58 $22 $(62) $(88) $(11) ($100) ($75) ($50) ($25) $0 $25 $50 $75 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 2022³ 2023³ Revenue Net Income (loss) Net income (loss) Adjusted EBITDA2 $180 $155 $96 $121 $273 $31 $80 $132 $18 $134 $0 $50 $100 $150 $200 $250 $300 $0 $50 $100 $150 $200 $250 $300 2019 2020 2021 2022 2023³ Adjusted EBITDA² Free Cash Flow² 1 Helix Alliance revenue has been included for periods beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures; see non-GAAP reconciliations below 3 Net loss in 2023 includes losses of approximately $37 million related to the repurchase of $160 million principal amount of the 2026 Notes and $42 million for the change in the value of the Alliance earnout; Net loss in 2022 includes $16 million for the change in the value of the Alliance earnout

26 26 KEY FINANCIAL METRICS Revenue Dispersion ($ in millions) By Geography By Segment 1 1 1 Revenue percentages net of intercompany eliminations 2 Helix Alliance revenue has been included in Shallow Water Abandonment segment beginning July 1, 2022 (date of acquisition) 33% 57% 8% 2% Production Maximization Decommissioning Renewables Other By Market Strategy1 Year-Ended December 31, 2023 73% 71% 74% 58% 55% 19% 21% 16% 18% 17% 14% 21% 8% 8% 10% 10% 7% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 2022 2023 Well Intervention Robotics Shallow Water Abandonment² Production Facilities 40% 42% 34% 51% 50% 28% 21% 19% 24% 21% 29% 28% 23% 9% 14% 2% 5% 13% 6% 19% 10% 2% 3% 2% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 2022 2023 United States North Sea Brazil Asia Pacific West Africa Other

27 2024 Outlook

28 28 2024 OUTLOOK Forecast ($ in millions) 2024 2023 Outlook Actual Revenues $ 1,200 - 1,400 1,290 $ Adjusted EBITDA1 270 - 330 273 Free Cash Flow1,3 65 - 115 134 Capital Additions2 70 - 90 90 Revenue Split: Well Intervention $ 710 - 810 733 $ Robotics 255 - 315 258 Shallow Water Abandonment 215 - 250 275 Production Facilities 80 - 85 88 Eliminations (64) (60) Total Revenue $ 1,200 - 1,400 1,290 $ 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures 3 Free Cash Flow in 2024 includes $58 million related to the earnout associated with the Alliance acquisition

29 29 Our current outlook is based, among other things, on the following expected key drivers: • Well Intervention • GOM – forecasted improved rates following completion of legacy 75-day commitment; Q4000 Nigeria campaign beginning 2H 2024; Q5000 concentration of GOM utilization • North Sea – stable rates and lower utilization expected vs. 2023 with approximately 60-day docking on Well Enhancer and expected return to seasonal utilization • Brazil – continued legacy rates on Siem Helix vessels into Q4 2024 with expected higher costs in 2024; Siem Helix 1 contracted for improved-rate 12-month extension with Trident beginning December 2024; • Q7000 expected to commence Brazil operations Q4 2024 following Australia campaign, vessel transit, docking and acceptance period • Robotics • Anticipate continued strong renewables trenching and ROV markets; longer-term charters should provide higher operating leverage • Shallow Water Abandonment • Anticipate greater seasonal impact as Q1 2024 and Q4 2024 expected to be weaker than same quarters in 2023; expected completion of full-field abandonment contract in 2024 • Production Facilities • Expected full-year of Thunder Hawk production following well workover completion early 2024, Droshky production expected only through mid-year; HFRS contracted at least through mid 2025 2024 OUTLOOK Revenue / EBITDA – Key Drivers

30 30 2024 Capital additions are forecasted at approximately $70 – $90 million: • Approximately $45 - $55 million for regulatory recertification costs of our vessels and systems, reported in operating cash flows • Approximately $25 - $35 million for capital expenditures Alliance Earnout • Alliance earnout of $85 million, including $58 million in Operating Cash Flows and $27 million in Financing Cash Flows Free Cash Flow1 • Free Cash Flow outlook includes capital additions, the portion of the Alliance earnout reported in Operating Cash Flows, interest of $24 million and cash taxes expected between $20 - $25 million • Expected seasonal build in working capital in Q2 through Q3 with return of working capital in Q1 and Q4 Balance Sheet • Our total funded debt2 is expected to decrease from $373 million at December 31, 2023 to $324 million at December 31, 2024 due to our early redemption of the remaining $40 million 2026 Notes and scheduled MARAD principal payments during 2024 • Expected shares repurchases of $20 - $30 million in 2024 under our share repurchase program 2024 OUTLOOK Capital Additions, Cash Flow & Balance Sheet 1 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below 2 Excludes unamortized discount and issuance costs

31 31 • Q4000 (Gulf of Mexico / West Africa) – contracted work through Q1 with identified opportunities through mid year; vessel expected to transit during Q2 for contracted project offshore Nigeria expected to begin September 2024 and working into 2025 • Q5000 (Gulf of Mexico) – contracted work on Shell multi-year campaign into mid-Q2; identified opportunities and good utilization until contract recommencement with Shell mid-Q3 through mid December • IRS rental units (Global) – 15K IRS has identified opportunities for several wells; 10K IRS operating offshore Australia expected through Q4; second IRS acquired late 2022 expected to be available in 2024 • Well Enhancer (North Sea) – expected 60-day scheduled regulatory dry dock during Q1; contracted work thereafter through Q3 and expected seasonal slowdown during Q4 • Seawell (North Sea and Europe) – contracted work in the Mediterranean Sea into Q2; subsequent transit to UK and approximate two-week maintenance period with identified opportunities thereafter and expected seasonal slowdown during Q4 • Q7000 (Asia Pacific / Brazil) – decommissioning campaign in Australia commenced early Q1 and expected to continue into Q3; vessel subsequently scheduled to transit to Brazil for multi-well decommissioning contract expected to commence Q4 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy in the Campos Basin offshore Brazil through late November 2025 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras in various basins offshore Brazil through mid-December 2024 OUTLOOK Well Intervention

32 32 • Grand Canyon II (Asia Pacific) – vessel expected to be nearly fully utilized providing ROV support work on renewables project offshore Taiwan into Q3; expect strong utilization for remainder of year, with identified opportunities in Malaysia and Australia • Grand Canyon III (North Sea) – vessel continued trenching campaign through mid January followed by battery installation expected through remainder of Q1; expect trenching season to commence April continuing into Q4 • Shelia Bordelon (U.S.) – vessel currently available in spot market until June, when vessel expected to commence a five-month windfarm project offshore the U.S. east coast • Siem Topaz (Taiwan) – vessel working on offshore windfarm project utilizing T1400-1 trencher and contracted to remain in Taiwan through end of trenching season in November 2024 • Horizon Enabler (North Sea) – vessel available in spot market beginning mid-February until commencing seasonal trenching campaign expected to begin early June and run into Q4 • Glomar Wave (North Sea) – vessel under flexible charter with committed and optional days; vessel has at least six months of renewables site clearance work contracted in 2024 expected to commence mid March • Trenchers (Global) – six trenchers with expected three ongoing working trencher spreads: two in the North Sea and one in Asia Pacific; remaining trenchers currently available in spot market to work on third-party or Helix-chartered vessels • ROVs (Global) – expect strong utilization across ROV fleet in all three regions during 2024 2024 OUTLOOK Robotics

33 33 • Offshore • Liftboats – expect utilization on five to seven liftboats during 2024 • OSVs – expect utilization on four to six OSVs during 2024 • Energy Services • P&A Systems – expect utilization on 12 to 14 P&A systems during 2024 • CT Systems – expect utilization on one to three CT systems during 2024 • Diving & Heavy Lift • DSVs – expect utilization on all three diving vessels during 2024 • Epic Hedron – heavy lift barge expected to be idle in Q1 followed by seasonal utilization beginning mid-Q2 and into Q4 2024 OUTLOOK Shallow Water Abandonment Expected greater seasonal slowdown in Q1 and Q4 and higher utilization during in Q2 and Q3

34 34 We continue momentum on our Energy Transition business strategy: Production Maximization, Decommissioning and Renewables • Expected continued strong cash generation in this environment • Annual maintenance capex anticipated to average approximately $70 million for foreseeable future Well Intervention • Q7000 under decommissioning contract with Shell in Brazil into Q4 2025 with options • Expect existing operations in Brazil continuing with incremental rate improvements: • Siem Helix 1 on contract with Trident in Brazil at improved rates in 2025 • Siem Helix 2 on contract with Petrobras through late 2024 • Seawell and Well Enhancer expected seasonal utilization in the North Sea; winter North Sea utilization or campaigns in the Mediterranean Sea providing upside • Q4000 and Q5000 expected strong utilization in Gulf of Mexico and Nigeria contract on the Q4000 into 2025 Robotics • Anticipate continued strong renewables trenching market and deployment of T-1400-2 jet trencher • Expect continued renewables site clearance project opportunities and deployment of second boulder grab • Secured vessel capacity should provide operating leverage • Continued tight ROV market Shallow Water Abandonment • Expected seasonal Gulf of Mexico shallow water decommissioning market • Demand upturn expected to follow recent operator bankruptcies Production Facilities • HPI contract through mid 2025 • Expect continued production on Thunder Hawk wells Balance Sheet • Currently no significant debt maturities until 2029 • $120 million revolving credit facility in place through September 2026 • Expect continued execution of share repurchase program Beyond 2024

35 Non-GAAP Reconciliations

36 36 NON-GAAP RECONCILIATIONS Non-GAAP Reconciliations ($ in thousands, unaudited) 12/31/23 12/31/22 9/30/23 12/31/23 12/31/22 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss) (28,333) $ 2,709 $ 15,560 $ (10,838) $ (87,784) $ Adjustments: Income tax provision 8,721 2,529 8,337 18,352 12,603 Net interest expense 4,771 4,333 4,152 17,338 18,950 Other (income) expense, net (6,963) (14,293) 8,257 3,590 23,330 Depreciation and amortization 44,103 40,096 43,249 164,116 142,686 Gain on equity investment - - - - (8,262) EBITDA 22,299 35,374 79,555 192,558 101,523 Adjustments: Gain on disposition of assets - - - (367) - Acquisition and integtation costs - 315 - 540 2,664 Change in fair value of contingent consideration 10,927 13,390 16,499 42,246 16,054 Loss on extinguishment of long-term debt 37,277 - - 37,277 - General provision for current expected credit losses 90 129 331 1,149 781 Adjusted EBITDA 70,632 $ 49,169 $ 96,385 $ 273,403 $ 121,022 $ Free Cash Flow: Cash flows from operating activities 94,737 $ 49,712 $ 31,611 $ 152,457 $ 51,108 $ Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries (2,859) (28,514) (8,245) (18,659) (33,504) Free Cash Flow 91,878 $ 21,198 $ 23,366 $ 133,798 $ 17,604 $ Net Debt: Long-term debt and current maturities of long-term debt 361,722 $ 264,075 $ 227,257 $ 361,722 $ 264,075 $ Less: Cash and cash equivalents and restricted cash (332,191) (189,111) (168,370) (332,191) (189,111) Net Debt 29,531 $ 74,964 $ 58,887 $ 29,531 $ 74,964 $ Three Months Ended Year Ended

37 37 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, gains and losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses on extinguishment of long-term debt, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

38 38 Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to and participation in the world’s energy transition. Through production maximization, decommissioning and renewable energy support, our services lay the foundation for this transformation. Our 2023 Corporate Sustainability Report (CSR) details our sustainability priorities and efforts, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate-sustainability/. Environmental Greenhouse Gas emissions reduction targets and performance are disclosed in our 2023 CSR. We continue to evaluate different methods, protocols and tools to reduce our global GHG Emissions. Fluctuations in our overall GHG Emissions reflect changes in demand for our vessels and services, and our GHG Emissions Per Day Under Charter provide insight into our year-over-year improvements. Social We prioritize Human Capital Management focusing on attracting new talent and developing and retaining current talent through competitive compensation and attractive benefits. In 2023, we launched our inaugural Employee Resource Group, Women’s Leadership Education and Development (LEAD), one more tool to develop, retain and attract talent. Governance Our Board and its Committees are actively engaged and have oversight over Sustainability, Cybersecurity, Safety and Risk, including our Enterprise Risk Management program. Our eight-member Board provides diverse viewpoints to our strategy and the issues we face as an offshore services company.

39 39 Thank You